UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2011

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fifth Avenue, Suite 1000 Seattle, WA	98164
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 701-2000

Registrant’s facsimile number, including area code: (206) 701-2500

None

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 22, 2011, we implemented a workforce restructuring to rebalance headcount to areas of more need in the future and provided notice to approximately 52 employees whose positions will be eliminated as part of that restructuring. The eliminated positions are not concentrated in any one location or functional area. The elimination of these positions is expected to be substantially offset by planned increases of personnel in certain core functional areas of our business, such as software development, custom engineering and customer service, and in select international geographies. As a result, we currently expect to end 2011 with approximately the same number of employees that we employed at the beginning of 2011.

In connection with the restructuring, we expect to incur restructuring charges of up to $2 million for severance pay and related expenditures. It is currently anticipated that we will recognize the majority of the restructuring charges in the quarter ended March 31, 2011.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, including, but not limited to, statements related to our ability to recruit and retain personnel in certain core functional areas of our business, and the amount and expected timing of any restructuring charges and other charges in connection with these activities. These statements involve current expectations, forecasts of future events and other statements that are not historical facts. Inaccurate assumptions and known and unknown risks and uncertainties can affect the accuracy of forward-looking statements and cause actual results to differ materially from those anticipated by these forward-looking statements. Factors that could affect actual future events or results include, but are not limited to, the risks that are inherent in restructuring activities and that may impact the timing of the related charges and the risk that we are not able to hire new employees with the skills we need, in the numbers we need or as quickly as planned and such other risks as identified in our annual report on Form 10-K for the year ended December 31, 2010, and from time to time in other reports filed by us with the U.S. Securities and Exchange Commission. You should not rely unduly on these forward-looking statements, which apply only as of the date of this report. We undertake no duty to publicly announce or report revisions to these statements as new information becomes available that may change our expectations.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

March 22, 2011

Cray Inc.

By:	/s/ MICHAEL C. PIRAINO
Michael C. Piraino
Vice President and General Counsel